INTERCAPITAL INCOME SECURITIES INC.   Two World Trade Center, New York, New York
                                                                           10048

LETTER TO THE SHAREHOLDERS March 31, 1998

DEAR SHAREHOLDER:

Over the past six months, interest rates were lower and inflation remained benign, even slowing, despite a robust economy and tight labor markets. Turmoil in the Asian financial markets brought with it a flight to quality in U.S. government securities amid concerns that demand for U.S. products would slow, eventually weakening the U.S. economy. This combination of factors pushed interest rates on intermediate and longer-term maturities down far more than on shorter-term Treasuries.

The markets anticipated continued low interest rates throughout 1998, due to the potential for a balanced federal budget and fallout from the financial disruptions in Asia. As 1998 progressed, the outlook for Asia appeared to brighten and economic activity continued at a rapid pace, reducing the probability of lower interest rates in the near term. On March 31, 1998, five-year Treasuries yielded 5.61 percent while thirty-year bonds yielded 5.93 percent, still down 0.37 and 0.47 percentage points respectively from where they began the fiscal period in October.

PERFORMANCE AND PORTFOLIO

For the six-month period ended March 31, 1998, InterCapital Income Securities Inc. provided a total return of 5.77 percent, based on its net asset value of $18.72 per share and reinvestment of dividends totaling $0.66 per share. Based on its March 31 closing NYSE market price of $17.375 per share and the reinvestment of dividends, the Fund's total return was 8.25 percent. During the same period, the Lehman Brothers Government/Corporate Bond Index returned 4.77 percent. U.S. government securities, as measured by the Lehman Brothers Government Bond Index, returned 4.88 percent compared to 4.49 percent for corporate bonds, as measured by the Lehman Corporate Bond Index.

The Fund's performance reflects our emphasis on corporate bonds and improved credit trends of specific sectors and individual issues. Two of the Fund's holdings that performed particularly well were The Money Store and Digital Equipment. New holdings that have been added to the Fund

INTERCAPITAL INCOME SECURITIES INC.

are Noranda Forest, General Telephone of the North, Cummins Engine, Burlington Northern Railroad, John Deere Capital, and Pohang Iron & Steel.

As of March 31, 1998, less than 6 percent of the portfolio's holdings were due to mature or to be called within twelve months. Bonds that were called during the past six months totaled $4.3 million, less than 2 percent of the portfolio's holdings. Despite the reduction in income resulting from the retirement of called bonds, the $0.11 monthly dividend the Fund has maintained since March 1996 remained secure.

On March 31, 1998, the Fund's average maturity was 10.71 years, adjusted for likely calls. The average duration (a measure of a bond fund's sensitivity to interest-rate moves) was 5.9 years, which resulted from the reinvestment of proceeds from called bonds into corporates with four or more years of call protection. At the end of the period, the portfolio consisted of 88.2 percent corporate bonds, 11.7 percent U.S. government obligations and less than 1 percent money market securities. The portfolio was diversified among 54 issues with an average coupon of 8.57 percent and an average quality rating of BBB. At the close of the period, the Fund's net assets totaled more than $222 million.

LOOKING AHEAD

With a strong dollar and an expected federal budget surplus, we expect that the Federal Reserve is unlikely to raise interest rates in 1998. However, strong economic growth and tight labor markets are not encouraging the Federal Reserve to lower interest rates either. Unless inflation returns or the economy sags, we believe that the stage is set for a stable interest rate environment.

We would like to remind you that the Directors have approved a procedure whereby the Fund, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Fund purchased 43,900 shares of common stock at a weighted average market discount of 7.69 percent.

We appreciate your ongoing support of InterCapital Income Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INCOME SECURITIES INC.

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 18, 1997, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF DIRECTORS:

Michael Bozic
For.....................  9,235,419
Withheld................    174,862

Charles A. Fiumefreddo
For.....................  9,240,839
Withheld................    169,442

Edwin J. Garn
For.....................  9,183,704
Withheld................    226,577

John R. Haire
For.....................  9,241,078
Withheld................    169,203

Wayne E. Hedien
For.....................  9,247,555
Withheld................    162,726

Dr. Manuel H. Johnson
For.....................  9,251,886
Withheld................    158,395

Michael E. Nugent
For.....................  9,221,992
Withheld................    188,289

Philip J. Purcell
For.....................  9,251,011
Withheld................    159,270

John L. Schroeder
For.....................  9,251,740
Withheld................    158,541

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

    For.....................................................  9,128,237
    Against.................................................     61,019
    Abstain.................................................    221,025

(3) ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN RESTRICTED SECURITIES:

    For.....................................................  5,567,270
    Against.................................................    448,726
    Abstain.................................................    724,282

The shareholders of the Fund voted to eliminate a fundamental policy of the Fund which provided that the Fund could not invest more than 10 percent of its total assets in restricted securities, which policy could only be changed by shareholder vote. The elimination of this fundamental policy will allow the Fund greater access to the institutional markets for restricted securities. The Fund's current policy with respect to restricted securities is non-fundamental, with investment limits in such securities set by the Board of Directors of the Fund in response to changes in the markets for such securities.

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (86.6%)
            Airlines (2.7%)
 $5,000     Delta Air Lines, Inc. ...............   9.30%    01/02/10    $  5,988,750
                                                                         ------------

            Automobiles (3.7%)
  2,600     Ford Motor Co. ......................   8.875    11/15/22       2,884,414
  5,000     General Motors Corp. ................   8.10     06/15/24       5,447,550
                                                                         ------------
                                                                            8,331,964
                                                                         ------------

            Automotive - Finance (0.5%)
  1,000     Ford Capital BV (Netherlands)........   9.50     07/01/01       1,098,300
                                                                         ------------

            Banks (3.2%)
  6,000     Continental Bank N.A. ...............  12.50     04/01/01       7,035,480
                                                                         ------------

            Cable & Telecommunications (9.2%)
  3,300     News America Holdings, Inc. .........   8.25     08/10/18       3,632,112
  2,900     News America Holdings, Inc. .........   7.70     10/30/25       3,039,490
  7,450     Tele-Communications, Inc. ...........   8.75     02/15/23       8,166,541
  5,000     Time Warner Entertainment Co. .......   8.375    07/15/33       5,710,650
                                                                         ------------
                                                                           20,548,793
                                                                         ------------

            Canadian Government (2.4%)
  5,000     Quebec (Province of).................   7.50     07/15/23       5,436,950
                                                                         ------------

            Chemicals - Specialty (1.4%)
  3,200     Millennium America, Inc. ............   7.00     11/15/06       3,210,336
                                                                         ------------

            Computers - Systems (1.0%)
  2,000     Digital Equiptment Corp. ............   8.625    11/01/12       2,304,200
                                                                         ------------

            Defense (2.7%)
  5,000     Northrop Grumman Corp. ..............   9.375    10/15/24       5,926,700
                                                                         ------------

            Financial (1.0%)
  2,000     John Deere Capital...................   8.625    08/01/19       2,238,560
                                                                         ------------

            Food Processing (1.5%)
  3,000     Borden, Inc. ........................   9.20     03/15/21       3,350,790
                                                                         ------------

            Gas Transmission (0.5%)
  1,000     Panhandle Eastern Corp. .............   8.625    04/15/25       1,117,860
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Health & Personal Care (0.4%)
 $1,000     Columbia/HCA Healthcare Corp. .......   7.19 %   11/15/15    $    896,190
                                                                         ------------

            Healthcare Services (0.8%)
  2,000     MedPartners, Inc. ...................   7.375    10/01/06       1,761,340
                                                                         ------------

            Industrials (0.9%)
  2,000     Cummins Engine Co., Inc. ............   7.125    03/01/28       1,973,760
                                                                         ------------

            Insurance (1.7%)
  3,500     American General Investment Co. .....   9.625    07/15/00       3,763,235
                                                                         ------------

            Manufacturing (1.2%)
  2,400     Westinghouse Electric Corp. .........   8.625    08/01/12       2,586,312
                                                                         ------------

            Manufacturing - Consumer & Industrial Products
            (2.4%)
  5,000     Toro Co. ............................   7.80     06/15/27       5,285,600
                                                                         ------------

            Metals & Mining (2.3%)
  5,000     Cyprus Amax Minerals Co. ............   8.375    02/01/23       5,166,100
                                                                         ------------

            Office Equipment & Supplies (1.4%)
  3,000     Staples, Inc. .......................   7.125    08/15/07       3,077,250
                                                                         ------------

            Oil & Gas Products (2.3%)
  5,000     Lyondell Petrochemical Co. ..........   7.55     02/15/26       5,062,400
                                                                         ------------

            Oil Refineries (1.6%)
  3,500     Diamond Shamrock Corp. ..............   8.00     04/01/23       3,654,840
                                                                         ------------

            Oil Related (5.0%)
  5,200     Lasmo (USA), Inc. ...................   8.375    06/01/23       5,573,464
  5,000     Phillips Petroleum Co. ..............   8.49     01/01/23       5,444,800
                                                                         ------------
                                                                           11,018,264
                                                                         ------------

            Paper & Forest Products (4.8%)
  6,000     Georgia Pacific Co. .................   9.625    03/15/22       6,702,000
  4,000     Noranda Forest, Inc. (Canada)........   6.875    11/15/05       4,008,280
                                                                         ------------
                                                                           10,710,280
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Retail (7.9%)
 $5,800     Dayton Hudson Corp. .................   8.50 %   12/01/22    $  6,259,360
  2,350     Kmart Corp. .........................  13.50     01/01/09       2,535,063
  2,500     Kmart Corp. .........................   9.35     01/02/20       2,673,375
  5,597     May Department Stores Co. ...........   8.30     07/15/26       6,210,711
                                                                         ------------
                                                                           17,678,509
                                                                         ------------

            Steel (1.1%)
  2,000     Pohang Iron & Steel Co. (South
            Korea)...............................   7.125    11/01/06       1,704,720
    590     Weirton Steel Corp. .................  10.875    10/15/99         618,025
                                                                         ------------
                                                                            2,322,745
                                                                         ------------

            Telecommunications (3.5%)
  7,000     AT&T Corp. ..........................   8.625    12/01/31       7,707,980
                                                                         ------------

            Telephones (4.1%)
  2,000     GTE North, Inc. .....................   6.73     02/15/28       1,981,480
  6,700     Pacific Bell.........................   8.50     08/15/31       7,234,794
                                                                         ------------
                                                                            9,216,274
                                                                         ------------

            Transportation (3.8%)
  3,500     Burlington Northern Railroad, Inc....   6.875    12/01/27       3,479,000
  4,975     Union Pacific Corp. .................   7.875    02/01/23       5,046,640
                                                                         ------------
                                                                            8,525,640
                                                                         ------------
            Utilities - Electric (11.6%)
  1,000     Cleveland Electric Illuminating Co.
             (Series B)..........................   9.50     05/15/05       1,102,290
  4,500     Commonwealth Edison Co. .............   8.375    02/15/23       4,801,185
  3,000     Gulf States Utility Co. .............   8.94     01/01/22       3,146,580
  3,500     Long Island Lighting Co. ............   9.625    07/01/24       3,535,000
  3,500     Long Island Lighting Co. ............   9.75     05/01/21       3,535,000
  2,000     Louisiana Power & Light Co. .........   8.75     03/01/26       2,171,200
  2,000     Niagara Mohawk Power Corp. ..........   9.50     03/01/21       2,128,780
  5,000     Niagara Mohawk Power Corp. ..........   8.75     04/01/22       5,441,550
                                                                         ------------
                                                                           25,861,585
                                                                         ------------

            TOTAL CORPORATE BONDS
            (Identified Cost $183,056,923)............................    192,856,987
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (11.4%)
 $2,500     U.S. Treasury Bond...................   6.125%   11/15/27    $  2,563,200
  8,000     U.S. Treasury Note...................   7.75     11/30/99       8,272,960
  5,825     U.S. Treasury Note...................   8.50     02/15/00       6,121,900
  7,000     U.S. Treasury Note...................   8.50     11/15/00       7,482,020
  1,000     U.S. Treasury Note...................   7.50     11/15/01       1,059,190
                                                                         ------------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $25,645,875).............................     25,499,270
                                                                         ------------

            SHORT-TERM INVESTMENT (0.2%)
            REPURCHASE AGREEMENT
    336     The Bank of New York (dated 03/31/98;
             proceeds $336,512) (a)
             (Identified Cost $336,462)..........   5.375    04/01/98         336,462
                                                                         ------------

            TOTAL INVESTMENTS
            (Identified Cost $209,039,260) (b)............      98.2%     218,692,719

            CASH AND OTHER ASSETS IN EXCESS OF
            LIABILITIES...................................       1.8        4,069,170
                                                                -----    ------------

            NET ASSETS........................................  100.0%   $222,761,889
                                                                =====    ============


---------------------


(a)  Collateralized by $342,282 U.S. Treasury Note 6.00% due
     09/30/98 valued at $343,191.
(b) The aggregate cost for federal income tax purposes approximates identified cost.
     The aggregate gross unrealized appreciation is $11,304,469 and the aggregate gross unrealized depreciation is $1,651,010, resulting in net unrealized appreciation of $9,653,459.

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $209,039,260)............................. $218,692,719
Cash........................................................          743
Receivable for:
    Interest................................................    4,667,287
    Investments sold........................................    2,219,450
Prepaid expenses and other assets...........................       28,318
                                                              -----------

    TOTAL ASSETS............................................  225,608,517
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................    2,623,966
    Investment management fee...............................       97,729
    Capital stock repurchased...............................       34,810
Accrued expenses and other payables.........................       90,123
                                                              -----------

    TOTAL LIABILITIES.......................................    2,846,628
                                                              -----------

    NET ASSETS.............................................. $222,761,889
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital............................................. $234,725,624
Net unrealized appreciation.................................    9,653,459
Accumulated undistributed net investment income.............      752,366
Accumulated net realized loss...............................  (22,369,560)
                                                              -----------

    NET ASSETS.............................................. $222,761,889
                                                              ===========

NET ASSET VALUE PER SHARE,
 11,898,518 shares outstanding
 (unlimited shares authorized of $.01 par value)............       $18.72
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF OPERATIONS
For the six months ended March 31, 1998 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $8,735,639
                                                              ----------

EXPENSES
Investment management fee...................................     555,842
Transfer agent fees and expenses............................      63,614
Professional fees...........................................      25,277
Shareholder reports and notices.............................      22,804
Registration fees...........................................      12,388
Directors' fees and expenses................................       9,171
Custodian fees..............................................       7,270
Other.......................................................       3,366
                                                              ----------
    TOTAL EXPENSES..........................................     699,732
                                                              ----------

    NET INVESTMENT INCOME...................................   8,035,907
                                                              ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   2,306,965
Net change in unrealized appreciation.......................   1,281,156
                                                              ----------

    NET GAIN................................................   3,588,121
                                                              ----------

NET INCREASE................................................ $11,624,028
                                                              ==========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX
                                                     MONTHS ENDED      FOR THE YEAR
                                                      MARCH 31,           ENDED
                                                         1998       SEPTEMBER 30, 1997
--------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................  $ 8,035,907       $ 16,496,018
Net realized gain..................................    2,306,965          1,834,213
Net change in unrealized
 appreciation/depreciation.........................    1,281,156          9,052,828
                                                     ------------      ------------

    NET INCREASE...................................   11,624,028         27,383,059

Dividends from net investment income...............   (7,866,920)       (15,863,631)
Net decrease from capital stock transactions.......     (753,805)        (2,435,880)
                                                     ------------      ------------

    NET INCREASE...................................    3,003,303          9,083,548

NET ASSETS:
Beginning of period................................  219,758,586        210,675,038
                                                     ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $752,366 and $583,379, respectively)........ $222,761,889       $219,758,586
                                                    ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation or debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1998 aggregated $49,137,688 and $49,352,555, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $13,288,203 and $10,415,088, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 1998 included in Directors' fees and expenses in the Statement of Operations amounted to $1,953. At March 31, 1998, the Fund had an accrued pension liability of $48,654 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. CAPITAL STOCK

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1996.................................  12,093,818   $120,936    $237,794,373
Treasury shares purchased and retired (weighted average
 discount 10.18%)*..........................................    (151,400)    (1,514)     (2,434,366)
                                                              ----------   --------    ------------
Balance, September 30, 1997.................................  11,942,418    119,422     235,360,007
Treasury shares purchased and retired (weighted average
 discount 7.69%)*...........................................     (43,900)      (439)       (753,366)
                                                              ----------   --------    ------------
Balance, March 31, 1998.....................................  11,898,518   $118,983    $234,606,641
                                                              ==========   ========    ============

---------------------
* The Directors have voted to retire the shares purchased.

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

5. DIVIDENDS

On March 24, 1998, the Fund declared the following dividends from net investment income:

 AMOUNT                          RECORD                              PAYABLE
PER SHARE                         DATE                                 DATE
---------                     -------------                       --------------
  $0.11                      April 3, 1998                       April 17, 1998
  $0.11                        May 8, 1998                         May 22, 1998
  $0.11                       June 5, 1998                        June 19, 1998

6. FEDERAL INCOME TAX STATUS

At September 30, 1997, the Fund had a net capital loss carryover of approximately $24,646,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

       AMOUNT IN THOUSANDS
---------------------------------------------------------------------------
 1999                 2000                    2003                 2004
-------              ------                  ------               ------
$12,909              $2,390                  $6,713               $2,634
=======              ======                  ======               ======

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                     FOR THE SIX                    FOR THE YEAR ENDED SEPTEMBER 30*
                                                     MONTHS ENDED       ---------------------------------------------------------
                                                    MARCH 31, 1998        1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------------------
                                                     (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............       $ 18.40          $ 17.42     $ 18.02      $16.93     $ 19.11     $ 18.72
                                                         -------          -------     -------      ------     -------     -------
Net investment income.............................          0.67             1.37        1.41        1.51        1.62        1.69
Net realized and unrealized gain (loss)...........          0.30             0.91       (0.64)       1.08       (2.18)       0.38
                                                         -------          -------     -------      ------     -------     -------
Total from investment operations..................          0.97             2.28        0.77        2.59       (0.56)       2.07
                                                         -------          -------     -------      ------     -------     -------
Less dividends and distributions from:
   Net investment income..........................         (0.66)           (1.32)      (1.14)      (1.49)      (1.62)      (1.68)
   Paid-in-capital................................            --               --       (0.24)      (0.01)         --          --
                                                         -------          -------     -------      ------     -------     -------
Total dividends and distributions.................         (0.66)           (1.32)      (1.38)      (1.50)      (1.62)      (1.68)
                                                         -------          -------     -------      ------     -------     -------
Anti-dilutive effect of acquiring treasury
 shares...........................................          0.01             0.02        0.01          --          --          --
                                                         -------          -------     -------      ------     -------     -------
Net asset value, end of period....................       $ 18.72          $ 18.40     $ 17.42      $18.02     $ 16.93     $ 19.11
                                                         =======          =======     =======      ======     =======     =======
Market value, end of period.......................       $17.375          $16.688     $15.875      $16.25     $16.875     $21.375
                                                         =======          =======     =======      ======     =======     =======
TOTAL INVESTMENT RETURN+..........................          8.25%(1)        14.06%       6.39%       5.24%     (14.12)%      2.97%

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................          0.64%(2)         0.65%       0.65%       0.69%       0.68%       0.66%
Net investment income.............................          7.39%(2)         7.69%       8.03%       8.75%       9.02%       9.04%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........      $222,762         $219,759    $210,675    $219,892    $206,526    $233,103
Portfolio turnover rate...........................            23%(1)           63%         88%         50%         82%         85%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOARD OF DIRECTORS
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.



INTERCAPITAL
INCOME
SECURITIES
INC.


Semiannual Report
March 31, 1998